PORTFOLIO OF INVESTMENTS

USAA Target Managed Allocation Fund

June 30, 2019 (unaudited)

Market
Number	Value
of Shares Security	(000)

EQUITY SECURITIES (95.5%)

EXCHANGE-TRADED FUNDS (95.5%)

Domestic Exchange-Traded Funds (65.6%)

1,023,720	iShares Core U.S. REIT ETF (a)	$53,254
44,840	iShares Russell 2000 ETF	6,973
687,360	Vanguard S&P 500 ETF (a)	185,003
665,210	Vanguard Total Stock Market ETF (a)	99,841
	Total Domestic Exchange-Traded Funds	345,071

Fixed-Income Exchange-Traded Funds (13.1%)

123,020	iShares 20+ Year Treasury Bond ETF	16,338
423,430	iShares iBoxx $ Investment Grade Corporate Bond ETF	52,662
	Total Fixed-Income Exchange-Traded Funds	69,000

International Exchange-Traded Funds (16.8%)

190,000	iShares MSCI Global Gold Miners ETF (a)			3,880
889,840	VanEck Vectors Gold Miners ETF			22,744
1,233,230	Vanguard FTSE Developed Markets ETF (a)			51,438
241,320	Vanguard FTSE Emerging Markets ETF			10,263
	Total International Exchange-Traded Funds			88,325
	Total Exchange-Traded Funds (cost: $480,511)			502,396
	Total Equity Securities (cost: $480,511)			502,396

Principal
Amount		Coupon
(000)		Rate	Maturity

	BONDS (3.4%)
	U.S. TREASURY SECURITIES (3.4%)
	Notes (3.4%)
$17,600	U.S. Treasury Note(a),(b)	1.88%	4/30/2022	17,674
	Total Bonds (cost: $17,296)			17,674

Number

of Shares

MONEY MARKET INSTRUMENTS (0.9%)

GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.9%)

4,679,720 State Street Institutional Treasury Money Market Fund Premier Class, 2.17%(c) (cost: $4,680)	4,680
Total Investments (cost: $502,487)	$524,750

1| USAA Target Managed Allocation Fund

					Unrealized
					Appreciation/
Number of		Expiration	Notional	Contract	(Depreciation)
Contracts	Description	Date	Amount (000)	Value (000)	(000)

FUTURES (0.3%)

LONG FUTURES

Equity Contracts

422	FTSE 100 Index	9/20/2019	GBP	31,148	$39,492	$(65)
612	S&P 500 E Mini	9/20/2019	USD	88,636	90,092	1,456
158	S&P/TSX 60 Index	9/19/2019	CAD	30,837	23,592	45

Total Long Futures$ 153,176 $ 1,436

SHORT FUTURES

Equity Contracts

466	Russell 2000 Mini	9/20/2019	USD	(35,826)		$(36,513)	$(687)
614	Swiss Market Index	9/20/2019	CHF	(61,141)		(61,972)	659
369	TOPIX Index	9/12/2019	JPY (5,745,234)			(53,084)	204
	Total Short Futures
						$(151,569)	$176
	Total Futures
						$1,607	$1,612
($ in 000s)		VALUATION HIERARCHY

Assets			LEVEL 1	LEVEL 2		LEVEL 3	Total
Equity Securities:
Exchange-Traded Funds			$502,396		$—	$—	$502,396
Bonds:
U.S. Treasury Securities			17,674		—	—	17,674
Money Market Instruments:
Government & U.S. Treasury Money Market
Funds			4,680		—	—	4,680
Futures(1)			2,364		—	—	2,364
Total			$527,114		$—	$—	$527,114
Liabilities			LEVEL 1	LEVEL 2		LEVEL 3	Total
Futures(1)			$(752)		$—	$—	$(752)

Total			$(752)		$—	$—	$(752)

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications. At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

Portfolio of Investments | 2

NOTES TO PORTFOLIO

OF INVESTMENTS

June 30, 2019 (unaudited)

GENERAL NOTES

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or the Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

A.Security valuation – USAA MUTUAL FUNDS TRUST (the Trust) and Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the USAA Target Managed Allocation Fund (the Fund) valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

1.Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

2.Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices

3| USAA Target Managed Allocation Fund

of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

3.Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

4.Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

5.Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

6.Repurchase agreements are valued at cost.

7.Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

8.In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Notes to Portfolio of Investments | 4

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.Fair value measurements – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

Level 2 – inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, which were $525,770,000 at June 30, 2019, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.8% of net assets at June 30, 2019.

SPECIFIC NOTES

(a)The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2019.

(b)Securities with a value of $13,153,710 are segregated as collateral for initial margin requirements on open futures contracts.

(c)Rate represents the money market fund annualized seven-day yield at June 30, 2019.

5| USAA Target Managed Allocation Fund